UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06600

DWS Value Builder Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2007

Annual Report
to Shareholders

DWS Value Builder Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Additionally, it invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond Investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Moreover, although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2006 are 1.22%, 2.02%, 1.95% and 0.91% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on April 8, 1998 are derived from the historical performance of Class A shares of DWS Value Builder Fund and have been adjusted to reflect the higher gross total annual operating expenses of Class C. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/07
DWS Value Builder Fund	1-Year	3-Year	5-Year	10-Year
Class A	8.71%	5.27%	5.63%	8.03%
Class B	7.83%	4.47%	4.82%	7.22%
Class C	7.92%	4.50%	4.83%	7.24%
Institutional Class	9.00%	5.55%	5.89%	8.30%
S&P 500® Index+	11.83%	10.06%	6.27%	8.20%
Blended Index++	9.52%	7.13%	5.83%	7.53%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Value Builder Fund — Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/07
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,245	$10,996	$12,392	$20,404
	Average annual total return	2.45%	3.22%	4.38%	7.39%
Class B	Growth of $10,000	$10,489	$11,203	$12,556	$20,071
	Average annual total return	4.89%	3.86%	4.66%	7.22%
Class C	Growth of $10,000	$10,792	$11,411	$12,662	$20,124
	Average annual total return	7.92%	4.50%	4.83%	7.24%
S&P 500 Index+	Growth of $10,000	$11,183	$13,331	$13,552	$22,001
	Average annual total return	11.83%	10.06%	6.27%	8.20%
Blended Index++	Growth of $10,000	$10,952	$12,294	$13,278	$20,668
	Average annual total return	9.52%	7.13%	5.83%	7.53%

The growth of $10,000 is cumulative.

Comparative Results as of 3/31/07
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,090,000	$1,175,800	$1,331,500	$2,218,700
	Average annual total return	9.00%	5.55%	5.89%	8.30%
S&P 500 Index+	Growth of $1,000,000	$1,118,300	$1,333,100	$1,355,200	$2,200,100
	Average annual total return	11.83%	10.06%	6.27%	8.20%
Blended Index++	Growth of $1,000,000	$1,095,200	$1,229,400	$1,327,800	$2,066,800
	Average annual total return	9.52%	7.13%	5.83%	7.53%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The unmanaged Merrill Lynch 3-month Treasury Bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/07	$ 23.34	$ 23.34	$ 23.37	$ 23.59
3/31/06	$ 23.79	$ 23.80	$ 23.81	$ 24.02
Distribution Information: Twelve Months as of 3/31/07: Income Dividends	$ .35	$ .17	$ .17	$ .42
Capital Gain Distributions	$ 2.12	$ 2.12	$ 2.12	$ 2.12
Class A Lipper Rankings — Mixed-Asset Target Allocation Growth Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	372	of	611	61
3-Year	467	of	504	93
5-Year	245	of	376	65
10-Year	67	of	198	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,081.00	$ 1,076.00	$ 1,076.80	$ 1,082.50
Expenses Paid per $1,000*	$ 6.33	$ 10.87	$ 10.25	$ 4.57
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,018.85	$ 1,014.46	$ 1,015.06	$ 1,020.54
Expenses Paid per $1,000*	$ 6.14	$ 10.55	$ 9.95	$ 4.43
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Value Builder Fund	1.22%	2.10%	1.98%	.88%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Value Builder Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Value Builder Fund. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ABIM, a registered investment advisor, is a Maryland limited liability company owned by Buppert, Behrens & Owen, Inc. (a company organized by three principals of ABIM); J.Dorsey Brown; R. Hutchings Vernon; Richard W. Palmer; and Joseph J. Quingert. As of March 31, 2007, ABIM had assets under management of $8.6 billion.

DIMA is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Hobart C. Buppert II

Vice President and principal of Alex. Brown Investment Management and Manager of the fund.

Managed the fund since inception.

Joined ABIM as a Vice President in 1980.

30 years of investment industry experience.

Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.

BA and MBA from Loyola College.

Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

In the following interview, Portfolio Manager Hobart Buppert addresses the recent market backdrop, fund performance, and the management team's strategy during the 12-month period ended March 31, 2007.

Q: How did the US financial markets perform during the past 12 months?

A: Both stocks and bonds performed very well during the fund's annual reporting period. Looking first at equities, a continued environment of steady economic growth and robust corporate earnings, together with reasonable valuations for the market as a whole, provided a firm foundation for market performance. In addition, stocks were helped by two important sources of demand: first, from corporations that continue to use their large cash balances to buy back stock; and second, from private equity firms that have been executing a growing number of buy-outs of public companies. In combination, these factors led to a virtually uninterrupted climb for stock prices from late July 2006 through the end of February 2007.

The year ended on a down note as a confluence of negative factors — including rising oil prices, weakness in the US sub-prime mortgage market, and concerns about Iran's saber-rattling — sparked a sharp sell-off in late February/early March. The stock market recovered quickly, however, and finished the year with an impressive gain of 11.83% as measured by the Standard & Poor's 500® (S&P 500) Index.1

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include any fees or expenses. It is not possible to invest directly into an index..

The bond market, meanwhile, was helped by an environment of steady growth and moderate inflation — the so-called "Goldilocks" economy (not too hot and not too cold). This allowed the US Federal Reserve Board (the Fed) to adopt a neutral posture beginning at its June 29, 2006 meeting, which marked a significant policy change in the wake of 17 consecutive quarter- point rate hikes. The Fed's shift opened the door for bonds to rally: from its high of 5.24% on June 26, 2006, the benchmark 10-year note fell to a yield of 4.65% at the close of the annual period, ending March 31, 2007. (Falling yields reflect rising prices.) We believe this combination of steady growth and a strong Treasury market provided a positive backdrop for the fund's investments in corporate bonds.

Q: How did the fund perform?

A: Class A shares of DWS Value Builder Fund gained 8.71% during the 12-month period ended March 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information).

The fund underperformed the S&P 500, which — unlike the fund — is invested entirely in equities. To better gauge the fund's performance, we also measure it against a proprietary blended benchmark that is made up of both stocks and bonds. This benchmark — a weighted combination of three unmanaged indices consisting of 60% S&P 500, 35% Lehman Brothers Intermediate US Government/Credit Index, and 5% Merrill Lynch 3-month Treasury Bill Index — returned 9.52% for the annual period.2 The fund trailed the 9.55% average return of the 611 funds in its Lipper Mixed-Asset Target Allocation Growth Funds peer group.3

2 The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The unmanaged Merrill Lynch 3-month Treasury Bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Mixed-Asset Target Allocation Growth Funds category is comprised of funds that by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

How is the fund managed?

"In the equity portion of the portfolio, we focus on individual stock selection rather than trying to predict the direction of the economy, the performance of particular sectors, or the market as a whole. We look for stocks that have fallen out of favor and whose prices do not reflect what we believe is the intrinsic value of the underlying company. We don't limit the universe of potential holdings to those traditionally considered 'value stocks,' since we believe all stocks — whether considered value or growth — can become undervalued at some point. We evaluate companies based on their individual merits, seeking those that hold strong market positions, generate excess free cash flow, are run by shareholder-oriented management teams, and are trading at what we consider to be attractive prices relative to their long-term earnings growth potential. As long-term investors, we tend to remain invested in stocks for one to three years or more as long as a company continues to meet our expectations.

The fixed income portion of the portfolio is used to mitigate risk and generate dependable income for fund shareholders. We select bonds using the same bottom-up, fundamental research techniques that we use to assess equities. To reduce maturity risk, we focus on issues with maturities of two to 10 years."

Portfolio Manager Hobart Buppert

A key reason for underperformance was the fund's underweight in energy stocks.4 In our March 2006 annual report to shareholders, we stated our belief that energy prices were likely to decline, which would have removed the headwind to performance caused by the fund's underweight in the sector. While the surge in crude prices indeed paused in the latter half of 2006, energy stocks nonetheless performed well for the full year. The fund performed reasonably well despite this continued headwind, which we believe demonstrates that our individual security selection methods are working.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: How did the fund's holdings in equities affect performance?

A: In a reflection of our bottom-up, research-based approach, the performance of the equity portion of the portfolio is typically the result of our individual stock selection. The top four individual contributors to performance during the past year were LodgeNet Entertainment Corp., First Marblehead Corp., Comcast Corp., and Altria Group, Inc.

LodgeNet, whose shares climbed from $15.58 to $30.72 during the course of the year, is a holding that finally paid off for the fund after being held for a number of years. The company, which provides interactive television services to hotels, benefited from both strong cash flow growth and its intent to purchase its primary competitor, On Command. During the past year and a half the market has begun to recognize what we believe is the stock's true value.

The fund's number-two contributor, First Marblehead, also delivered a strong return even though concerns about short-term profitability caused its shares to slump in the final two months of the period. We believe the stock's gain for the full year is the result of the strength in its business and its substantial free cash flow, which it has put to work via share buybacks and the initiation of a dividend. We believe the company's use of cash for these purposes helps illustrate that its business remains very healthy despite the market's recent concerns.

Comcast, meanwhile, is a stock we initially purchased in July 2004 at a split-adjusted average cost of approximately $18. Its shares closed the annual period at $25.95. Our decision to buy the stock was based on our view that it was significantly undervalued relative to its high level of free cash flow. While the market has since recognized this and given the stock a more realistic valuation, we continue to hold it on the belief that it remains undervalued.

Rounding out the list of top contributors was Altria, which consisted of three divisions: Phillip Morris USA, Phillip Morris International, and Kraft Foods. Our belief has been that Altria was valued for less than the sum of its parts, and the company has since taken steps to close this gap by spinning out its holding in Kraft. The fund continues to own both Altria and Kraft, and we are encouraged that the market has begun to place a higher valuation on the separate entities.

The leading detractor from performance was a stock we have discussed before, AmeriCredit Corp. The company, which finances used car purchases, has a significant exposure in the sub-prime area and was therefore hurt by the worries of rising defaults in this market segment. We believe investors' concerns are exaggerated given that the company is the leader in its industry, is buying back shares, and is inexpensively valued. Also detracting was Sprint Nextel Corp. Since the company's declining stock price was partially the result of poor execution, we elected to reduce the position and redeploy assets elsewhere in the wireless sector, including NII Holdings, Inc., SBA Communications Corp. and American Tower Corp. Another large detractor was American Financial Realty Trust, a real estate investment trust that we have talked about in past shareholder reports. Although the company's management has changed, we realize we made the incorrect call with this stock and we have begun to reduce the fund's position.

Q: How did the fund's fixed income holdings affect performance?

A: The fixed income portion of the portfolio delivered a positive return and outpaced the bond component of the blended benchmark. The fund continues to benefit from our emphasis on corporate bonds, which performed well during the past year. On average, the bonds in the fund yield about 1.5 to two percentage points over comparable Treasuries, reflecting our value-oriented approach. This means that there is a yield cushion if rising interest rates cause bond prices to fall. At the same time, we believe many of the fund's fixed income holdings retain their price appreciation potential in the event the bond market performs well. As a result, we remain very comfortable with the positioning of this portion of the portfolio.

Q: Do you have any final thoughts for fund investors?

A: Investors' focus on the sub-prime issue, higher oil prices, and the tension in the Middle East all weighed on the stock market's performance in the final months of the annual period. At a time when investor apprehension is high, it is important to emphasize that the market's fundamental underpinnings remain sound for two important reasons.

First, we believe the US stock market remains reasonably priced in relation to both its earnings prospects and the yields available on bonds. Stocks are often measured by what is known as the "earnings yield," or earnings divided by stock prices. This measures the theoretical "yield" stocks provide via their underlying earnings. As of March 31, 2007, the earnings yield of the US market was about 6.5%, compared with the 4.65% yield offered by 10-year Treasuries. This represents a significant gap, indicating that market psychology may in fact be too negative.

Second, a favorable balance of supply and demand remains in place due to the continued surge in both corporations' share buybacks and acquisition activity by private equity firms. The combined effect of the takeovers of TXU Corp., announced in February, and First Data Corp. (a fund holding), announced following the close of the reporting period, will remove approximately $70 billion from the market — cash that will be returned to investors' hands. Some estimates are calling for a trillion dollars' worth of stock to be taken out of the market in 2007 as a result of takeovers and buybacks. We believe this ongoing reduction in supply will remain a significant positive underpinning for the market.

We believe the fund is well positioned for the year ahead. We continue to invest in stocks with strong free cash flow, inexpensive valuations, capable management teams and the ability to deliver strong financial results in both good times and bad. While we do not make a point to invest in stocks that may be either acquisition targets or the subject of break-up initiatives designed to realize intrinsic value — as was the case with fund holdings Tyco and Cendant — our investment methodology leads us to such companies. We believe the ongoing activity in these areas will provide a valuation "floor" for many of the stocks we hold in the portfolio — a potential positive if the stock market remains volatile in the months ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	3/31/07	3/31/06

Common Stocks	75%	75%
Corporate Bonds	23%	22%
Repurchase Agreements	1%	2%
Foreign Bonds — US$ Denominated	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/07	3/31/06

Financials	26%	24%
Health Care	22%	19%
Consumer Discretionary	17%	16%
Information Technology	9%	8%
Telecommunication Services	8%	2%
Consumer Staples	7%	5%
Energy	6%	8%
Industrials	5%	18%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2007 (37.4% of Net Assets)
1. WellPoint, Inc. A health benefits company	9.7%
2. Citigroup, Inc. Provider of diversified financial services	4.9%
3. Altria Group, Inc. Parent company operating in the tobacco and food industries	3.8%
4. Kinder Morgan Management LLC Manager of business affairs for Kinder Morgan Energy Partners LP	3.2%
5. AmeriCredit Corp. Provider of consumer finance services specializing in automobile loans	2.9%
6. First Marblehead Corp. Provider of services for private education lending	2.7%
7. Clear Channel Communications, Inc. Provider of radio broadcasting, outdoor advertising and live entertainment	2.7%
8. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	2.7%
9. Freddie Mac Facilitator of mortgages and issuer of mortgage backed securities	2.4%
10. Comcast Corp. Develops, manages, and operates hybrid fiber-coaxial broadband cable communications networks	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2007

	Shares	Value ($)

Common Stocks 74.5%
Consumer Discretionary 13.0%
Hotels Restaurants & Leisure 1.6%
Wyndham Worldwide Corp.*	193,600	6,611,440
Household Durables 0.7%
Champion Enterprises, Inc.*	336,600	2,962,080
Media 9.3%
Clear Channel Communications, Inc.	316,986	11,107,189
Comcast Corp. "A"*	372,000	9,653,400
LodgeNet Entertainment Corp.*	120,079	3,688,827
R.H. Donnelley Corp.*	67,129	4,758,775
Time Warner, Inc.	433,000	8,538,760
		37,746,951
Specialty Retail 1.4%
Lowe's Companies, Inc.	40,000	1,259,600
TJX Companies, Inc.	165,000	4,448,400
		5,708,000
Consumer Staples 5.1%
Food & Staples Retailing 1.3%
Costco Wholesale Corp.	100,400	5,405,536
Tobacco 3.8%
Altria Group, Inc.	175,500	15,410,655
Energy 4.3%
Oil, Gas & Consumable Fuels
Kinder Morgan Management LLC*	249,870	12,803,339
Magellan Midstream Holdings LP	173,700	4,582,206
		17,385,545
Financials 19.7%
Consumer Finance 9.0%
AmeriCredit Corp.*	510,000	11,658,600
Capital One Financial Corp.	120,900	9,123,114
First Marblehead Corp.	247,500	11,110,275
SLM Corp.	112,000	4,580,800
		36,472,789
Diversified Financial Services 4.9%
Citigroup, Inc.	385,000	19,765,900
Real Estate Investment Trusts 2.0%
American Financial Realty Trust (REIT)	350,000	3,528,000
American Home Mortgage Investment Corp. (REIT)	157,000	4,237,430
Fieldstone Investment Corp. (REIT)	100,000	307,000
		8,072,430
Thrifts & Mortgage Finance 3.8%
Countrywide Financial Corp.	172,000	5,786,080
Freddie Mac	165,400	9,839,646
		15,625,726
Health Care 16.3%
Health Care Providers & Services 14.0%
Coventry Health Care, Inc.*	163,100	9,141,755
Laboratory Corp. of America Holdings*	36,000	2,614,680
Omnicare, Inc.	100,000	3,977,000
UnitedHealth Group, Inc.	30,100	1,594,397
WellPoint, Inc.*	488,600	39,625,460
		56,953,292
Pharmaceuticals 2.3%
Johnson & Johnson	154,000	9,280,040
Industrials 3.4%
Building Products 0.7%
American Standard Companies, Inc.	50,000	2,651,000
Industrial Conglomerates 2.7%
Tyco International Ltd.	348,200	10,985,710
Information Technology 7.1%
Computers & Peripherals 3.5%
Hewlett-Packard Co.	142,000	5,699,880
International Business Machines Corp.	90,000	8,483,400
		14,183,280
IT Services 3.6%
CheckFree Corp.*	25,000	927,250
First Data Corp.	330,416	8,888,190
MasterCard, Inc. "A"	46,000	4,887,040
		14,702,480
Telecommunication Services 5.6%
Wireless Telecommunication Services
America Movil SA de CV "L" (ADR)	74,000	3,536,460
American Tower Corp. "A"*	135,000	5,258,250
NII Holdings, Inc.*	105,166	7,801,215
SBA Communications Corp. "A"*	150,000	4,432,500
Sprint Nextel Corp.	100,000	1,896,000
		22,924,425
Total Common Stocks (Cost $151,464,820)		302,847,279
	Principal Amount ($)	Value ($)

Corporate Bonds 22.2%
Consumer Discretionary 7.6%
Blyth, Inc., 5.5%, 11/1/2013	4,900,000	4,263,000
Clear Channel Communications, Inc., 5.5%, 9/15/2014	1,000,000	885,307
Comcast Corp.:
5.5%, 3/15/2011	1,000,000	1,010,939
6.5%, 1/15/2017	650,000	686,011
EchoStar DBS Corp., 6.625%, 10/1/2014	1,000,000	1,006,250
Expedia, Inc., 7.456%, 8/15/2018	1,000,000	1,036,753
Knight-Ridder, Inc., 6.625%, 11/1/2007	3,000,000	3,010,122
LodgeNet Entertainment Corp., 9.5%, 6/15/2013	1,000,000	1,092,785
Marriott International, Inc., 5.81%, 11/10/2015	5,700,000	5,703,437
MGM MIRAGE:
5.875%, 2/27/2014	2,000,000	1,860,000
6.625%, 7/15/2015	2,500,000	2,400,000
R.H. Donnelley Corp., 6.875%, 1/15/2013	5,900,000	5,737,750
Tenneco, Inc., 8.625%, 11/15/2014	1,000,000	1,042,500
Time Warner, Inc., 6.875%, 5/1/2012	1,000,000	1,065,618
		30,800,472
Consumer Staples 0.3%
Avon Products, Inc., 6.55%, 8/1/2007	1,000,000	1,002,083
Energy 0.5%
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012	2,000,000	2,145,270
Financials 2.6%
American Real Estate Partners LP, 144A, 7.125%, 2/15/2013	1,595,000	1,575,063
Capital One Financial Corp., 6.15%, 9/1/2016	250,000	253,573
GMAC LLC, 6.875%, 8/28/2012	2,000,000	1,991,942
Host Marriott LP, (REIT), 6.375%, 3/15/2015	500,000	496,250
Jefferies Group, Inc., Series B, 7.5%, 8/15/2007	4,000,000	4,018,904
Leucadia National Corp., 144A, 7.125%, 3/15/2017	1,950,000	1,937,812
Realogy Corp.:
144A, 6.06%**, 10/20/2009	100,000	100,099
144A, 6.15%, 10/15/2011	100,000	102,250
144A, 6.5%, 10/15/2016	100,000	102,250
		10,578,143
Health Care 2.7%
Coventry Health Care, Inc., 5.875%, 1/15/2012	500,000	507,970
HCA, Inc., 5.75%, 3/15/2014	3,000,000	2,561,250
Millipore Corp., 7.5%, 4/1/2007	8,050,000	8,050,000
		11,119,220
Industrials 3.3%
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	3,075,000	2,998,125
7.25%, 3/15/2015	1,000,000	1,020,000
Lilly Industries, Inc., 7.75%, 12/1/2007	1,000,000	1,013,988
Norfolk Southern Corp.:
5.257%, 9/17/2014	1,367,000	1,333,830
7.35%, 5/15/2007	261,000	261,543
Raychem Corp., 7.2%, 10/15/2008	3,815,000	3,915,334
Union Carbide Corp., 6.7%, 4/1/2009	3,000,000	3,053,514
		13,596,334
Information Technology 0.6%
Electronic Data Systems Corp., Series B, 6.5%, 8/1/2013	2,000,000	2,043,298
Hewlett-Packard Co., 5.47%**, 3/1/2012	500,000	499,619
		2,542,917
Telecommunication Services 3.1%
American Tower Corp.:
7.125%, 10/15/2012	3,000,000	3,090,000
7.5%, 5/1/2012	500,000	518,750
Citizens Communications Co., 6.25%, 1/15/2013	1,800,000	1,786,500
Qwest Communications International, Inc.:
7.25%, 2/15/2011	2,000,000	2,047,500
7.5%, 2/15/2014	3,000,000	3,090,000
Verizon Communications, Inc., 6.46%, 4/15/2008	2,000,000	2,022,964
		12,555,714
Utilities 1.5%
MidAmerican Energy Holdings Co.:
Series D, 5.0%, 2/15/2014	1,000,000	970,000
7.63%, 10/15/2007	5,000,000	5,051,720
		6,021,720
Total Corporate Bonds (Cost $89,254,275)		90,361,873

Foreign Bonds — US$ Denominated 1.0%
Industrials
Tyco International Group SA:
6.375%, 10/15/2011	1,000,000	1,056,767
6.75%, 2/15/2011	3,000,000	3,197,583
Total Foreign Bonds — US$ Denominated (Cost $3,519,467)		4,254,350
	Shares	Value ($)

Preferred Stocks 0.4%
Financials
Real Estate Investment Trust
American Home Mortgage Investment Corp., Series B, 9.25% (REIT) (Cost $1,627,640)	66,000	1,633,500
	Principal Amount ($)	Value ($)

Repurchase Agreements 1.1%
State Street Bank and Trust Co., 4.7%, dated 3/30/2007, to be repurchased at $4,460,746 on 4/2/2007 (a) (Cost $4,459,000)	4,459,000	4,459,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $250,325,202)+	99.2	403,556,002
Other Assets and Liabilities, Net	0.8	3,150,400
Net Assets	100.0	406,706,402
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2007.
+ The cost for federal income tax purposes was $250,325,202. At March 31, 2007, net unrealized appreciation for all securities based on tax cost was $153,230,800. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $156,863,845 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,633,045.
(a) Collateralized by $3,990,000 US Treasury Bond, 6.0%, maturing on 2/15/2026 with a value of $4,548,983.
ADR: American Depositary Receipts.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007
Assets
Investments: Investments in securities, at value (cost $250,325,202)	$ 403,556,002
Cash	423
Receivable for investments sold	2,687,350
Dividends receivable	342,410
Interest receivable	1,813,854
Receivable for Fund shares sold	166,739
Other assets	46,402
Total assets	408,613,180
Liabilities
Payable for Fund shares redeemed	1,221,583
Accrued management fee	256,650
Other accrued expenses and payables	428,545
Total liabilities	1,906,778
Net assets, at value	$ 406,706,402
Net Assets
Net assets consist of: Undistributed net investment income	427,880
Net unrealized appreciation (depreciation) on investments	153,230,800
Accumulated net realized gain (loss)	45,388,476
Paid-in capital	207,659,246
Net assets, at value	$ 406,706,402

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($335,715,464 ÷ 14,384,051 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized)	$ 23.34
Maximum offering price per share (100 ÷ 94.25 of $23.34)	$ 24.76

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,230,116 ÷ 438,259 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 23.34

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,395,167 ÷ 701,667 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 23.37
Institutional Class Net Asset Value, offering and redemption price(a) per share ($44,365,655 ÷ 1,880,581 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 23.59
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2007
Investment Income
Income: Dividends	$ 4,740,048
Interest	7,868,596
Interest — Cash Management QP Trust	434,153
Total Income	13,042,797
Expenses: Management fee	3,325,513
Administration fee	342,274
Services to shareholders	550,955
Custody and accounting fees	44,782
Distribution service fees	1,207,005
Auditing	60,203
Legal	47,690
Directors' fees and expenses	20,429
Reports to shareholders and shareholder meeting	216,693
Registration fees	62,251
Other	47,433
Total expenses before expense reductions	5,925,228
Expense reductions	(112,630)
Total expenses after expense reductions	5,812,598
Net investment income	7,230,199
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	53,616,532
Net unrealized appreciation (depreciation) during the period on investments	(22,462,866)
Net gain (loss) on investment transactions	31,153,666
Net increase (decrease) in net assets resulting from operations	$ 38,383,865

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2007	2006
Operations: Net investment income	$ 7,230,199	$ 9,213,256
Net realized gain (loss) on investment transactions	53,616,532	50,334,642
Net unrealized appreciation (depreciation) during the period on investment transactions	(22,462,866)	(27,902,575)
Net increase (decrease) in net assets resulting from operations	38,383,865	31,645,323
Distributions to shareholders from: Net investment income: Class A	(5,396,420)	(7,747,986)
Class B	(88,768)	(237,799)
Class C	(141,052)	(267,889)
Institutional Class	(1,173,475)	(1,757,181)
Net realized gains: Class A	(30,614,658)	(10,819,011)
Class B	(984,163)	(469,891)
Class C	(1,497,456)	(640,828)
Institutional Class	(3,831,356)	(2,171,051)
Fund share transactions: Proceeds from shares sold	50,753,204	58,007,162
Reinvestment of distributions	40,203,699	21,472,778
Cost of shares redeemed	(216,982,813)	(168,645,772)
Redemption fees	95	160
Net increase (decrease) in net assets from Fund share transactions	(126,025,815)	(89,165,672)
Increase (decrease) in net assets	(131,369,298)	(81,631,985)
Net assets at beginning of period	538,075,700	619,707,685
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $427,880 and $3,678, respectively)	$ 406,706,402	$ 538,075,700

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.79	$ 23.49	$ 23.51	$ 16.75	$ 21.87
Income (loss) from investment operations: Net investment income[a]	.37	.38	.39	.37	.44
Net realized and unrealized gain (loss) on investment transactions	1.65	.93	(.02)	6.80	(5.06)
Total from investment operations	2.02	1.31	.37	7.17	(4.62)
Less distributions from: Net investment income	(.35)	(.41)	(.39)	(.41)	(.50)
Net realized gains on investment transactions	(2.12)	(.60)	—	—	—
Total distributions	(2.47)	(1.01)	(.39)	(.41)	(.50)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 23.34	$ 23.79	$ 23.49	$ 23.51	$ 16.75
Total Return (%)[b]	8.71[c]	5.66	1.57	43.22	(21.27)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	336	412	466	451	338
Ratio of expenses before expense reductions (%)	1.25	1.17	1.14	1.15	1.11
Ratio of expenses after expense reductions (%)	1.23	1.17	1.14	1.15	1.11
Ratio of net investment income (%)	1.55	1.60	1.70	1.77	2.38
Portfolio turnover rate (%)	11	19	17	13	12
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.80	$ 23.50	$ 23.52	$ 16.75	$ 21.80
Income (loss) from investment operations: Net investment income[a]	.18	.20	.22	.22	.29
Net realized and unrealized gain (loss) on investment transactions	1.65	.93	(.03)	6.79	(5.03)
Total from investment operations	1.83	1.13	.19	7.01	(4.74)
Less distributions from: Net investment income	(.17)	(.23)	(.21)	(.24)	(.31)
Net realized gain on investment transactions	(2.12)	(.60)	—	—	—
Total distributions	(2.29)	(.83)	(.21)	(.24)	(.31)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 23.34	$ 23.80	$ 23.50	$ 23.52	$ 16.75
Total Return (%)[b]	7.83[c]	4.86	.83	42.20	(21.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	16	35	60	60
Ratio of expenses before expense reductions (%)	2.09	1.92	1.91	1.90	1.87
Ratio of expenses after expense reductions (%)	2.04	1.92	1.91	1.90	1.87
Ratio of net investment income (%)	.74	.85	.93	1.02	1.62
Portfolio turnover rate (%)	11	19	17	13	12
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.81	$ 23.52	$ 23.53	$ 16.76	$ 21.82
Income (loss) from investment operations: Net investment income[a]	.19	.20	.22	.21	.30
Net realized and unrealized gain (loss) on investment transactions	1.66	.92	(.02)	6.80	(5.05)
Total from investment operations	1.85	1.12	.20	7.01	(4.75)
Less distributions from: Net investment income	(.17)	(.23)	(.21)	(.24)	(.31)
Net realized gain on investment transactions	(2.12)	(.60)	—	—	—
Total distributions	(2.29)	(.83)	(.21)	(.24)	(.31)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 23.37	$ 23.81	$ 23.52	$ 23.53	$ 16.76
Total Return (%)[b]	7.92[c]	4.81	.88	42.18	(21.87)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	24	29	33	23
Ratio of expenses before expense reductions (%)	2.00	1.92	1.89	1.90	1.87
Ratio of expenses after expense reductions (%)	1.98	1.92	1.89	1.90	1.87
Ratio of net investment income (%)	.80	.85	.95	1.02	1.62
Portfolio turnover rate (%)	11	19	17	13	12
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Institutional Class Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.02	$ 23.71	$ 23.73	$ 16.91	$ 22.08
Income (loss) from investment operations: Net investment income[a]	.44	.44	.45	.42	.48
Net realized and unrealized gain (loss) on investment transactions	1.67	.95	(.02)	6.87	(5.10)
Total from investment operations	2.11	1.39	.43	7.29	(4.62)
Less distributions from: Net investment income	(.42)	(.48)	(.45)	(.47)	(.55)
Net realized gain on investment transactions	(2.12)	(.60)	—	—	—
Total distributions	(2.54)	(1.08)	(.45)	(.47)	(.55)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 23.59	$ 24.02	$ 23.71	$ 23.73	$ 16.91
Total Return (%)	9.00[b]	5.95	1.82	43.64	(21.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	86	89	125	91
Ratio of expenses before expense reductions (%)	.95	.92	.90	.90	.86
Ratio of expenses after expense reductions (%)	.94	.92	.90	.90	.86
Ratio of net investment income (%)	1.84	1.85	1.94	2.02	2.63
Portfolio turnover rate (%)	11	19	17	13	12
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Value Builder Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher on-going expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 427,880
Undistributed net long-term capital gains	$ 45,388,476
Unrealized appreciation (depreciation) on investments	$ 153,230,800

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2007	2006
Distributions from ordinary income*	$ 6,799,715	$ 10,687,061
Distributions from long-term capital gains	$ 36,927,633	$ 13,424,575
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for tax and financial reporting purposes. The Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the year ended March 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $51,699,117 and $206,376,255, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. Effective April 1, 2007, ICCC merged with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Fund, except for the named investment advisor. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Management Agreement. Under the Amended and Restated Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to July 1, 2006, in addition to the portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement.

For the period from April 1, 2006 through June 30, 2006, the management fee payable under the Investment Management Agreement was equal to the annual rates as follows:

First $50 million of the Fund's average daily net assets	1.00%
Next $50 million of such net assets	.85%
Next $100 million of such net assets	.80%
Over $200 million of such net assets	.70%

Effective July 1, 2006, under the Amended and Restated Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $50 million of the Fund's average daily net assets	.915%
Next $50 million of such net assets	.765%
Next $100 million of such net assets	.715%
Over $200 million of such net assets	.615%

Accordingly, for the year ended March 31, 2007, the fee pursuant to these agreements were equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets.

For the period from July 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.15%
Class B	1.90%
Class C	1.90%
Institutional Class	.90%

Administration Fee. Effective July 1, 2006, the Fund entered into an Administrative Services Agreement with DIMA, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from July 1, 2006 to March 31, 2007, DIMA received an Administration Fee of $342,274, of which $34,624 is unpaid at year end.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. In turn, DWS-SFAC retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective July 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from April 1, 2006 through June 30, 2006, the amount charged to the Fund by ICCC for accounting services aggregated $27,051, all of which was paid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2007
Class A	$ 394,070	$ 92,677	$ 91,333
Class B	20,082	6,289	5,710
Class C	18,362	4,160	4,379
Institutional Class	32,997	6,653	1,229
	$ 465,511	$ 109,779	$ 102,651

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares through June 30, 2006 and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales on Class A, B and C shares. For the year ended March 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2007
Class A	$ 244,574	$ —
Class B	93,625	7,029
Class C	145,507	11,248
	$ 483,706	$ 18,277

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A (effective July 1, 2006), B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2007	Annual Effective Rate
Class A	$ 644,807	$ 66,226.24%
Class B	30,709	2,211.25%
Class C	47,783	3,635.25%
	$ 723,299	$ 72,072

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2007 aggregated $5,459.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2007, the CDSC for Class B and C shares aggregated $42,700 and $1,463, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended March 31, 2007, DWS-SDI received $2,932 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $30,000, of which $6,600 is unpaid at year end.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended March 31, 2007, the Advisor reimbursed the Fund $2,821, which represented a portion of the expected fee savings for the Advisor through June 30, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2007, the custodian fees were reduced by $30 for custodian credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") entered into a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,335,633	$ 31,410,194	2,091,659	$ 49,679,452
Class B	14,585	344,205	57,346	1,359,430
Class C	22,106	521,312	54,060	1,277,994
Institutional Class	765,721	18,477,493	237,079	5,690,286
		$ 50,753,204		$ 58,007,162
Shares issued to shareholders in reinvestment of distributions
Class A	1,430,805	$ 33,136,721	700,081	$ 16,583,222
Class B	40,551	939,027	25,683	608,519
Class C	65,849	1,526,167	35,286	836,108
Institutional Class	196,578	4,601,784	144,089	3,444,929
		$ 40,203,699		$ 21,472,778
Shares redeemed
Class A	(5,714,115)	$ (135,812,962)	(5,314,133)	$ (126,085,107)
Class B	(297,805)	(7,030,246)	(897,256)	(21,367,227)
Class C	(387,552)	(9,175,125)	(337,608)	(7,997,058)
Institutional Class	(2,649,917)	(64,964,480)	(554,016)	(13,196,380)
		$ (216,982,813)		$ (168,645,772)
Redemption fees		$ 95		$ 160
Net increase (decrease)
Class A	(2,947,677)	$ (71,265,964)	(2,522,393)	$ (59,822,396)
Class B	(242,669)	(5,747,012)	(814,227)	(19,399,187)
Class C	(299,597)	(7,127,636)	(248,262)	(5,882,947)
Institutional Class	(1,687,618)	(41,885,203)	(172,848)	(4,061,142)
		$ (126,025,815)		$ (89,165,672)

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Value Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Value Builder Fund (the "Fund") at March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts May 24, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 67% of the income dividends paid during the Fund's fiscal year ended March 31, 2007 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $6,112,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid distributions of $2.12 per share from net long-term capital gains during its year ended March 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $58,824,000 as capital gain dividends for its year ended March 31, 2007, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

In December 2006, the Board approved an amended and restated investment management agreement with DIMA in connection with the merger of ICCC into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services. The Board also considered that the terms of the agreement with DIMA were substantially identical to the terms of the fund's prior agreement with ICCC. A discussion of factors considered by the Board in determining to approve the continuation the fund's prior investment management agreement with ICCC in September 2006 in connection with the Board's annual review of the fund's contractual arrangements is included in the fund's report for the period ended September 30, 2006.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	84
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	82
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	84
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	84
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	84
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	84
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	84
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	84
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	84
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	84
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	84
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		82
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	83
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	23339J 102	23339J 201	23339J 300	23339J 409
Fund Number	415	615	715	535

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2007, DWS Value Builder Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VALUE BUILDER FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$56,000	$128	$0	$0
2006	$53,000	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$192,500	$11,930	$0
2006	$136,700	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$11,930	$0	$11,930
2006	$0	$197,605	$30,654	$228,259

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Value Builder Fund, a series of DWS Value Builder Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Value Builder Fund, a series of DWS Value Builder Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007